SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 22, 2003


                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


         Delaware                              1-12001              25-1792394
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(State or other jurisdiction                (Commission           (IRS Employer
     of incorporation)                       File Number)    Identification No.)


             1000 Six PPG Place, Pittsburgh, Pennsylvania            15222-5479
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           (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800


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Item 12.     Results of Operations and Financial Condition.

             (a) On October 22, 2003, Allegheny Technologies Incorporated issued a press release with respect to its third quarter 2003 financial results. A copy of this press release is attached as Exhibit 99.1 and is being furnished, not filed, under Item 12 of this Current Report on Form 8-K.


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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     ALLEGHENY TECHNOLOGIES INCORPORATED


                     By:    /s/ Jon D. Walton
                            ----------------------------------------------------
                            Jon D. Walton
                            Executive Vice President,
                            Chief Legal and Compliance Officer


Dated:  October 22, 2003

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                                  EXHIBIT INDEX
                                  -------------

Exhibit 99.1            Press Release dated October 22, 2003.

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